Exhibit 10.2
Amendment1

1.The Document to each of the following Plans:

a.Lincoln National Corporation Retirement Plan for Employees Hired Before January 1, 2008
b.Lincoln National Corporation Deferred Compensation & Supplemental/Excess Retirement Plan
c.Lincoln National Corporation Excess Retirement Plan

d.Lincoln National Corporation Supplemental Retirement Plan ("O&E SERP")

e.Lincoln National Corporation Deferred Compensation Plan for Agents and Brokers
f.Lincoln National Corporation Deferred Compensation Plan for Non-Employee Directors
g.Lincoln National Corporation Employees' Life, Health and Accident Plan

h.Lincoln National Corporation Retired Employees' Life and Medical Plan

1.    Lincoln National Corporation Employees' MoneyGuard®Plan is amended, as follows:
"Effective May 6, 2024, to the extent an Employer, Company or Affiliate participates in a Plan as listed above, the term 'participating Company,' 'participating Employer' or 'participating Affiliate' shall mean the following:

1.    Lincoln Investment Management Company
11.    Lincoln Life & Annuity Company of New York
111.    Lincoln National Corporation
1v.    Lincoln National Management Corp.
v.    The Lincoln National Life Insurance Company, as applicable."
2.The Document to each of the following Plans:

a.LNL Money Purchase Plan
b.LNL ABGA Money Purchase Plan Agents' Retirement Plan of The Lincoln National Life Insurance Company
1 NOTE FOR EXHIBIT PURPOSES: This Amendment acts as Amendment No. 4 to the Lincoln National Corporation Deferred Compensation & Supplemental/Excess Retirement Plan and Amendment No. 1 to the Lincoln National Corporation Deferred Compensation Plan for Non-Employee Directors

c.LNL Deferred Compensation Plan for Premier Partners Members

d.Lincoln National Life Top Earners' Plan for Lincoln National Life Agents (Excluding Agency Building General Agents)

e.Lincoln National Life Top Earners' Plan for Agency Building General Agents

f.The Lincoln National Life Insurance Company Agents' Life, Health and Accident Plan

g.The Lincoln National Life Insurance Company Retired Agents' Life and Medical Plan is amended, as follows:
"Effective May 6, 2024, to the extent a Company or Affiliate participates in a Plan as listed above, the term 'participating Company' or 'participating Affiliate' shall mean the following:

1.    Lincoln Life & Annuity Company of New York
11.    The Lincoln National Life Insurance Company, as applicable."

3.In all other respects, said Plans shall remain in full force and effect.

IN WITNESS WHEREOF, the President and Chief Executive Officer of Lincoln National Corporation and the President of The Lincoln National Life Insurance Company, has executed this Amendment this 15th day of May 2024.

/s/ Ellen Cooper
By: Ellen Cooper
President and Chief Executive Officer of Lincoln National Corporation
President of the Lincoln National Life Insurance Company

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